UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2009

PROSPECT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 Galleria Court, Suite 318, Naples, Florida	34109
(Address of Principal Executive Offices)	(Zip Code)

(239) 254-4481

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K DOES NOT MODIFY OR UPDATE ANY DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS AS PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED (FILE NO. 333-162116) DATED OCTOBER 28, 2009 (THE “PROXY STATEMENT/PROSPECTUS”), EXCEPT FOR THE INFORMATION CONTAINED HEREIN, WHICH SUPERSEDES THE RELATED DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY.

Item 8.01               Other Events

Agreement with Victory Park

Prospect has entered into an agreement (the “Victory Agreement”), dated November 11, 2009, with Victory Park Capital Advisors, LLC (“Victory Park”), pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and Prospect may purchase up to an aggregate of 7,591,093 shares of Prospect’s common stock from third parties prior to Prospect’s special meeting of stockholders. Victory Park is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson, or its officers and directors and/or their respective affiliates. It is anticipated that Victory Park will effect purchases of Prospect common stock through independent, privately negotiated transactions with third parties who are institutions or other sophisticated investors that have voted against or indicated an intention to vote against the Merger (as defined herein) and the Agreement and Plan of Merger (the “Merger Agreement”) by and among Prospect, KW Merger Sub Corp., a wholly-owned subsidiary of Prospect (“Merger Sub”) and Kennedy-Wilson, Inc. (“Kennedy-Wilson”), pursuant to which Merger Sub will merge (the “Merger”) with and into Kennedy-Wilson, with Kennedy-Wilson continuing as the surviving corporation and a wholly-owned subsidiary of Prospect.  The purchase price for shares purchased pursuant to the Victory Agreement could exceed the market price by up to $0.04 per share.

Pursuant to the Victory Agreement, Prospect will pay Victory Park a fee of 1.0% of the total purchase price of all shares of Prospect’s common stock purchased by Victory Park from third parties.  In connection with each purchase of common stock by Victory Park pursuant to the Victory Agreement, Victory Park and Prospect will enter into a stock purchase agreement (each, a “Victory Purchase Agreement”), pursuant to which Prospect will agree to purchase such common stock from Victory Park at a price equal to the aggregate purchase price paid by Victory Park for such shares plus the 1.0% fee described above. No funds other than those payable to Victory Park may be released from the trust account containing the net proceeds of Prospect’s initial public offering following the consummation of the Merger until Prospect has paid Victory Park pursuant to the Victory Purchase Agreements in full except to converting stockholders. Such purchases, if made, would increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger and the Merger Agreement and that holders of less than 30% of Prospect’s common stock will vote against the Merger and the Merger Agreement and seek conversion of their Prospect common stock into cash in accordance with Prospect’s amended and restated charter.

The Victory Agreement and form of Victory Purchase Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, are incorporated herein by reference. The foregoing description of the Victory Agreement and the Victory Purchase Agreement and the transactions contemplated therein do not purport to be complete and are qualified in its entirety by reference to such documents.

Agreement with Credit Suisse

Prospect has entered into a Stock Purchase Agreement, dated November 12, 2009, with Credit Suisse Securities (USA) LLC (“Credit Suisse”) to purchase an aggregate of 497,100 shares of Prospect common stock for a purchase price of $9.908 per share (the “Credit Suisse Purchase Agreement”).  Credit Suisse is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson, or its officers and directors and/or their respective affiliates.  Pursuant to the Credit Suisse Purchase Agreement, Credit Suisse has agreed not to exercise its conversion rights and to grant a proxy to vote its Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders, which proposals are set forth in Prospect’s Proxy Statement/Prospectus.

The purchase of shares of Prospect common stock under the Credit Suisse Purchase Agreement may increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger and the Merger Agreement and that holders of less than 30% of Prospect common stock will vote against the Merger and the Merger Agreement and seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Credit Suisse Purchase Agreement will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Credit Suisse Purchase Agreement attached hereto as Exhibit 10.3 is incorporated herein by reference. The foregoing description of the Credit Suisse Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

Agreement with Nisswa Acquisition Master Fund

Prospect has entered into a Stock Purchase Agreement, dated November 11, 2009, with Nisswa Acquisition Master Fund, Ltd. (“Nisswa”) to purchase up to a maximum of 650,000 shares of Prospect common stock for a purchase price of $9.95 per share (the “Nisswa Purchase Agreement”).  Nisswa is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson, or its officers and directors and/or their respective affiliates.  Pursuant to the Nisswa Purchase Agreement, Nisswa has agreed not to exercise its conversion rights or, if it has already exercised its conversion rights, to withdraw and revoke such exercise.

The purchase of shares of Prospect common stock under the Nisswa Purchase Agreement may increase the likelihood that holders of less than 30% of Prospect common stock will seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Nisswa Purchase Agreement will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Nisswa Purchase Agreement attached hereto as Exhibit 10.4 is incorporated herein by reference. The foregoing description of the Nisswa Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

Agreement with Milton Arbitrage Partners

Prospect has entered into a Share Purchase Agreement, dated November 12, 2009, with Milton Arbitrage Partners, LLC (“Milton Partners”) to purchase an aggregate of 832,900 shares of Prospect common stock for a purchase price of $9.95 per share (the “Milton Partners Purchase Agreement”).  Milton Partners is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson, or its officers and directors and/or their respective affiliates.  Pursuant to the Milton

Partners Purchase Agreement, Milton Partners has agreed not to exercise its conversion rights and to grant a proxy to vote its Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders, which proposals are set forth in Prospect’s Proxy Statement/Prospectus.

The purchase of shares of Prospect common stock under the Milton Partners Purchase Agreement may increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger and the Merger Agreement and that holders of less than 30% of Prospect common stock will vote against the Merger and the Merger Agreement and seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Milton Partners Purchase Agreement will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Milton Partners Purchase Agreement attached hereto as Exhibit 10.5 is incorporated herein by reference. The foregoing description of the Milton Partners Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

Press Release

On November 12, 2009, Prospect issued a press release announcing its entry into the Victory Agreement, the Credit Suisse Purchase Agreement, the Nisswa Purchase Agreement and the Milton Partners Purchase Agreement.  A copy of the press release dated November 12, 2009 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 10.1	Agreement, dated as of November 11, 2009, by and between Prospect Acquisition Corp. and Victory Park Capital Advisors, LLC.

	Exhibit 10.2	Form of Stock Purchase Agreement, by and between Prospect Acquisition Corp. and Victory Park Special Situations Master Fund, LTD.

	Exhibit 10.3	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Credit Suisse Securities (USA) LLC.

	Exhibit 10.4	Stock Purchase Agreement, dated as of November 11, 2009, by and between Prospect Acquisition Corp. and Nisswa Acquisition Master Fund, Ltd.

	Exhibit 10.5	Share Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Milton Arbitrage Partners, LLC.

	Exhibit 99.1	Prospect Acquisition Corp. press release dated November 12, 2009.

Where to Find Additional Information

Prospect has filed with the SEC a registration statement, which contains a prospectus relating to the securities Prospect intends to issue in the proposed Merger, and a definitive proxy statement in connection with the proposed Merger and has mailed the definitive proxy statement and other relevant documents to

Prospect stockholders. Stockholders of Prospect and other interested persons are advised to read Prospect’s definitive proxy statement in connection with Prospect’s solicitation of proxies for the special meeting to be held to approve the Merger because it contains important information about Kennedy-Wilson, Prospect and the proposed Merger. Stockholders may obtain a copy of the definitive proxy statement, without charge, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K regarding the intention to vote on the proposals presented at the special meeting of Prospect stockholders, the expectation around sellers exercising conversion rights, the proposed merger between Prospect and Kennedy Wilson, and any other statements relating to future results, strategy and plans of Kennedy Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words “may”, “intend”, “expect” and like words) constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. For Kennedy Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy Wilson’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction.  Additional information on these and other factors that may cause actual results and Prospect’s performance to differ materially is included in Prospect’s periodic reports filed with the SEC, including but not limited to Prospect’s Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q and Prospect’s Registration Statement on Form S-4, which includes Prospect’s definitive proxy statement/prospectus.  Copies may be obtained by contacting Prospect or the SEC.  Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2009

PROSPECT ACQUISITION CORP.

By:	/s/ James Cahill
Name: James Cahill
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Agreement, dated as of November 11, 2009, by and between Prospect Acquisition Corp. and Victory Park Capital Advisors, LLC.

10.2	Form of Stock Purchase Agreement, by and between Prospect Acquisition Corp. and Victory Park Special Situations Master Fund, LTD.

10.3	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Credit Suisse Securities (USA) LLC.

10.4	Stock Purchase Agreement, dated as of November 11, 2009, by and between Prospect Acquisition Corp. and Nisswa Acquisition Master Fund, Ltd.

10.5	Share Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Milton Arbitrage Partners, LLC.

99.1	Prospect Acquisition Corp. press release dated November 12, 2009.